Alta Mesa Holdings, LP Wells Fargo Securities 10 th Annual Pipeline, MLP, and E&P, Services and Utility Symposium Alta Mesa Holdings, LP December 6, 2011 Confidential Exhibit 99.1

Forward Looking Statements

Confidential
This material includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These forward-
looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect the company’s operations, markets, products, services and prices and cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.
Forward-looking statements may include statements about our: business strategy; reserves, including changes to our reserves presentation in accordance with newly adopted SEC rules; financial strategy, liquidity and capital required for our development program; realized natural gas and oil prices; timing and amount of future production of natural gas and oil; hedging strategy and results; future drilling plans; competition and government regulations; marketing of natural gas and oil; leasehold or business acquisitions; costs of developing our properties and conducting our gathering and other midstream operations; general economic conditions; credit markets; liquidity and access to capital; uncertainty regarding our future operating results; and plans, objectives, expectations and intentions that are not historical. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production, gathering and sale of natural gas and oil. These risks include, but are not limited to: commodity price volatility; inflation; lack of availability of drilling and production equipment and services;
environmental risks; drilling and other operating risks; regulatory changes; the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, cash flow and access to capital; the timing of development expenditures; and other risks. Except as otherwise required by applicable law, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “estimated ultimate recovery,” “EUR,” “probable,” “3P,” “possible,” and “non-proven” reserves, reserve “potential” or “upside,” “unrisked potential” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that are not classified as proved reserves, may not have been calculated as defined by SEC regulations and SEC’s guidelines may prohibit us from including in any future filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
We believe these estimates are reasonable, but such estimates have not been reviewed by independent engineers.  Estimates may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.  Our production forecasts are dependent upon many assumptions, including estimates of production decline rates from existing wells and the outcome of future drilling activity
Although we believe the forecasts are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions and data or by known or unknown risks and uncertainties.
Market and industry data and forecasts used in this presentation have been obtained from independent industry sources as well as from research reports prepared for other purposes. Although we believe these third-party sources to be reliable, we have not independently verified the data obtained from these sources and we cannot assure you of the accuracy or completeness of the data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation.
Alta Mesa Holdings, LP

Confidential
Proved Reserves (SEC Case)
Proved Reserves PV10 (SEC Case)
Crude Oil Proved Reserves
Future Total Proved Revenue from Oil
% Proved Developed
R/P
Q3’2011 Production
2011E CAPEX (Drill, Workovers, Facilities)
Net Acreage
325 BCFE
$705 Million
26%
54%
66%
8.1x
119 MMCFED
$180 Million
172,000+
Key Metrics
1
Core Operating Areas
Alta Mesa Overview
1
Reserve statistics and R/P metric as of Year End 2010 SEC Reserve Report
Privately held company, founded in 1987, engaged in onshore
conventional oil and gas acquisition, exploitation, exploration and production
Our diverse asset base is characterized by low-risk, repeatable opportunities in well-established fields, which allows us to cost effectively grow reserves and production
Seasoned management and technical team that creates value
by
rigorously applying new technology and new knowledge in
established fields and areas that are under-developed or over-
looked
Since 2007, increased proved reserves and production at 40% and
65% CAGR, respectively
Corporate Overview
High Quality & Diversified Asset Portfolio

Low-Risk Business Model
Attractive Economics
Repeatability
Control Over Pace of Development
Available Rigs and Services
Proven Geology
Established Infrastructure
Stable Regulatory Environment
We create value in under-developed and over-looked areas
with the following characteristics
Multiple Pay Zones

Confidential

Alta Mesa’s Focus Areas

Confidential
Reserve statistics and R/P metric as of Year End 2010 SEC Reserve Report
44 BCFE
$129.2
46%
62%
19.9x
946 BOEPD
48%
36,878
Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
Oklahoma
East Texas
Hilltop
South Louisiana
Eagle Ford Shale
Other AMH Properties
93 BCFE
$111.9
100%
56%
5.5x
55.2 MMCFED
100%
16,998
Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
63 BCFE
$153.9
74%
84%
11.2x
15.3 MMCFED
61%
41,594
Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
76 BCFE
$229.2
72%
74%
6.1x
30.5 MMCFED
52%
36,505
Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
47 BCFE
$67.7
58%
53%
14.9x
6.4 MMCFED
65%
36,627
Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
3 BCFE
$13.2
13%
52%
6.5x
964 BOEPD
10%
3,611

Proved Reserves
1 Includes revisions.
Reserve statistics as of Year End 2010 SEC Reserve Report
6
Proved Reserves by Type (Bcfe) Annual Reserve Additions as a % of Production
Proved Reserves by Commodity (Bcfe) Proved PV-10 by Region ($MM)
PV-10 Value of $705.2
million
66% of Proved Reserves
are Developed
Confidential
0%
100%
200%
300%
400%
500%
600%
700%
800%
900%
2007 2008 2009 2010
Purchases
Extensions
Average Annual Reserve Replacement Rate of 495%
0
50
100
150
200
250
300
350
2007 2008 2009 2010
Oil
Gas
PDP
120 BCFE
37%
PDNP
95 BCFE
29%
PUD
111 BCFE
34%
Deep Bossier
$112 MM
East TX
$154 MM
South
Louisiana
$229 MM
Oklahoma
$129 MM
Other
$81 MM
1

Revenue
1
Growth ($MM) EBITDAX Growth ($MM)
Production Growth (Bcfe) Lease and Plant Operating Expense ($/Mcfe)
Operating Efficiency & Profitable Growth
7
1 Excludes unrealized hedging gains and other revenues.
2 Pro forma adjustments for Meridian for entire 1H 2010.
Confidential
$56.7
$99.0
$102.3
$238.4
$341.9
0
50
100
150
200
250
300
350
400
2007 2008 2009 PF 2010 & Q3 2011
Annualized²
$40.9
$63.9
$58.2
$145.5
$200.0
$-
$50.0
$100.0
$150.0
$200.0
$250.0
2007 2008 2009 PF 2010 & Q3 2011
Annualized²
7.7
9.6
13.9
34.5
43.7
0
5
10
15
20
25
30
35
40
45
50
2007 2008 2009 PF 2010 & Q3 2011
Annualized²
$1.89
$2.15
$1.71
$1.35
$1.49
$-
$0.50
$1.00
$1.50
$2.00
$2.50
2007 2008 2009 PF 2010 & Q3 2011
Actual²

Liquids-rich gas from over 40 potential pay
sands in the Yegua and Wilcox formations
Anne Parsons field produces out of the Austin
Chalk formation
Low-risk expansions of well established fields
discovered in 1950s and 1960s by Amoco and
other large companies
Applying modern geological analysis and
engineering techniques to drive production and
reserve growth
Took over Cold Springs operations in Q2’2011
East Texas – Overview
Increasing Reserves and Production from Established Fields
8
Confidential
Overview
1
East Texas Assets Map
1 Reserve data as of YE 2010 SEC reserve report
Proved Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
63 BCFE
$153.9
74%
84%
11.2x
15.3 MMCFED
61%
41,594

Urbana – 3P EUR (Bcfe)
Cold Springs – 3P EUR (Bcfe)
Urbana – Overview
Cold Springs – Overview
Urbana and Cold Springs Field
Source: Internal reserve report.
9
Confidential
Wilcox Discovery
Famcor Purchase
Purchased remaining 50% of
Famcor East CS WI; Rediscover
7900’ oil sand
Urbana A-8 confirms low-
resistivity pay
Alta Mesa purchases 50%
Famcor, other WI
West Cold Springs extension
proved
Milestones
*Does not include oil/condensate, 60 BO/MM
Reserves (BCF)
Cum EUR*
0 0
25 27
53 80
55 82
60 189
72 195
Known structure with multiple pay zones
Like Urbana, but larger with more development potential
Acquired > 50% working interest in past three years
Initiated development drilling and recompletions
– Very low-resistivity pay (<0.8 ohms)
– Modern logging technology and fracture stimulations
Field re-development and expansion
– Confirmed 1,500-acre western field extension in multiple
Wilcox Sands
– 3D survey planned to identify Yegua potential and
delineate the Wilcox formation
– 19 PUDs documented
Known structure with multiple pay zones
Field re-development since buying Famcor WI
Recent advances have led to increased reserves
– Low resistivity pay: modern logging
– Fracture stimulations
– Gas lifting and lowering surface system pressure
New 3D data will drive additional development
– One of four new fault blocks to be tested in Dec’2011
– Deeper pay potential to be tested in 2012-2013
Wilcox Discovery
Amoco sale to Famcor & Alta
Mesa
Urbana A-8 confirms low-
resistivity pay
Alta Mesa drilling confirms
added pay
Urbana 3-D complete
Milestones
*Does not include oil/condensate, 25 BO/MM
0 0
35 37
53 65
60 113
64 160
Reserves (BCF)
Cum EUR*
0 50 100 150 200
1951
1989
2005
2008
2009
BCF
Cumulative to Date
0 100 200
1951
1989
2005
2007
2009
2011
BCF
Cumulative to Date

Overview
1
Oil Zones Actively Being Pursued Along Trend
2
Hilltop – Overview
Primary objective is lower Bossier sand between
15,000 and 20,000 feet deep
Field is highly productive with multiple pays, low
F&D and low LOE
Value derived through active participation with
Operator on engineering, operations and
geology/geophysics
– EnCana operates approximately 85% of Alta
Mesa’s production
Large Position in a Highly Prolific, Expanding Play
10
Confidential
1 Reserve data as of YE 2010 SEC reserve report
2 Only HZL wells with permitted target of Woodbine and Eagle Ford formations
Permitted HZL
Wells¹
(Since January 1, 2010)
Producing HZL
Wells¹
(Drilled Post - January 1,2010)
93 BCFE
$111.9
100%
56%
5.5x
55.2 MMCFED
100%
16,998
Proved Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage

Hilltop Net Production by Operator (MMcf/d)
Prolific, Low Cost Gas Play
Major North American Gas Basin Breakevens
¹
11
Confidential
Additional potential in other zones and application of horizontal drilling
Source: Credit Suisse.  Data excludes land costs.  Deep Bossier breakeven based on AMH analysis.
1

Overview
1
Oklahoma Activity Map
Oklahoma – Current Activity
Long-lived, Stable Oil Production
12
Confidential
East Hennessey
Waterflood
Expansion
Re-Drill
Locations
Lincoln North Unit
Waterflood Expansion
Dover Unit
Infill Drilling
Lincoln North Unit
Infill Drilling
Lincoln Southeast
Waterflood Expansion
Principal assets are large fields developed by
Conoco, Texaco and Exxon on 80-acre spacing,
unitized and waterflooded
Oil dominated, long life assets with shallow
declines and steady cash flow
Potential to more than double production and
reserves with down-spacing and waterflood
Key area players include: Chaparral, Chesapeake
and Devon
1 Reserve data as of YE 2010 SEC reserve report
Proved Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
7.3 MMBOE
$129.2
46%
62%
19.9x
946 BOEPD
48%
36,878

Oklahoma Production Growth

Confidential
Historic 8/8ths Field Production (BOEPD)
Oklahoma Assets Producing at Multi-Decade High
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
Actual Field Production Projected Field Decline
Wedge Equates to ~4 MMBOE of added
production since AMH took over assets

Regional Development of Mississippian Formation Wells Targeting Mississippian Formation AMH Currently Identifying and Testing Mississippi Locations on its Acreage 14 Confidential AMH Acreage

Eagle Ford Shale – Overview
Significant Acreage Position Concentrated in Karnes County

Confidential
Karnes County is industry recognized core area
of Eagle Ford Trend
120 well development program underway with
operator Murphy; 2 rigs currently operating
•
Based on 160 acre spacing
Infrastructure & facilities to handle production
Optimizing initial rates to maximize ultimate
recovery
1 Reserve data as of YE 2010 SEC reserve report
Proved Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
Enduring Resources
PXP
AMH / Murphy
Conoco
Marathon
EOG
Pioneer
Eagle Ford Map Overview
1
0.6 MMBOE
$13.2
13%
52%
6.5x
964 BOEPD
10%
3,611

Production and EUR highly sensitive to drawdown
– Early EFS wells exhibit severe well damage from high drawdown
– Theoretically, high drawdown may be “collapsing” the near well bore frac zone, crushing proppant, and limiting connectivity to the reservoir
– Since mechanism of failure is mechanical, it is unlikely that damaged wells can be repaired by restricting the rate once the damage is done
– Recent presentations/discussions by PetroHawk, Pioneer, and Chesapeake support this theory
Our wells demonstrate positive effects with restricting rate early in well life
– Post high IP’s, wells experience severe decline; lower IP’s equate to lower decline
Restricting rate has flattened decline and potentially enhanced EUR
Eagle Ford Shale – Maximizing EUR and Profitability
16
Confidential
Time Normalized Average AMH Karnes County Oil Well Decline Profile
30 Day Average Rate
670 BOEPD
60 Day Average Rate
652 BOEPD
90 Day Average Rate
626 BOEPD
120 Day Average Rate
598 BOEPD
150 Day Average Rate
588 BOEPD
1
10
100
1,000
Days

South Louisiana – Overview
Long-standing focus area of Alta Mesa team
Primary fields are South Hayes and Weeks Island
Historically prolific areas originally developed by Shell,
Texaco and Exxon
Significant multi-pay opportunities with oil and liquids
rich gas targets
Multiple low risk exploration and development targets
Outstanding reservoir quality that yields high rates,
quick payouts and strong ROI
Expect to materially increase PDP, PDNP and PUD
reserves through rigorous analysis and development of
fields
Historically Prolific Area Originally Developed by Majors
17
Confidential
1 Data is inclusive of all assets in Louisiana.
2 Reserve data as of YE 2010 SEC reserve report
Proved Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
76 BCFE
$229.2
72%
74%
6.1x
30.5 MMCFED
52%
36,505
Overview 1,2
South Louisiana Assets
Weeks
Island
Biloxi
Marshland
South Hayes
Ramos
Turtle
Bayou
Humphreys
St Gabriel
Gibson

Weeks Island - Overview
High Value Oil Field with Significant Upside Potential

Confidential
Discovered by Shell in 1945
Significant oil field characterized by low-risk,
multi-pay targets
Continuous 2H’2011 drilling program underway
18 PDNP and 13 PUD locations booked, with
multiple additional locations identified for 20+
MMBOE potential
Drilling targets developed through intense,
multi-discipline analysis of geologic,
geophysical, and engineering data
Ability to increase production and lower costs
by optimizing facilities
Proved Reserves
PV10 ($MM)
% Gas (Reserves)
% Proved Developed
R/P
Q3 2011 Production
% Gas (Production)
Net Acreage
3.0 MMBOE
$81.1
30%
57%
4.9x
1,923 BOEPD
5%
5,256
Oil & Gas
bearing
sediments
Piercement
Salt Dome
Overview
1
Weeks Island: Multiple Oil Pay Zones
Reserve data as of YE 2010 SEC reserve report
1

Weeks Island Development

Confidential
Development Drilling
Exploration Drilling
Secondary Recovery
Facility Optimization
Exploitation Opportunities
Drilling Results - Past 36 Months
Well Costs
($MM)
IP
(BOEPD)
Current Rate
(BOEPD)
EUR
(MBOE)
Goodrich Cocke #6ST
$5.21 250 80 162
Goodrich Cocke #7ST
$3.30 800 800 969
State Weeks Bay #15ST
$4.20 350 150 269
Goodrich Cocke #5
$2.76 150 70 82
State Weeks Bay #19ST
$3.34 600 1180 65
State Weeks Bay #20ST
$2.24 250 50 77
Goodrich #25ST
$2.23 200 65 164
Myles Salt #34ST
$2.94 350 350 745
Goodrich Cocke #9*
$4.80 800 800 1825
Myles Salt #45
$0.31 500 800 832
*Production number is estimate, awaiting completion.
Historic Field Production (BOPD)
Cumulative Field Production of 280 MMBO & 1 TCF
Exxon / Shell
Stone / Meridian AMH
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000

2011 CAPEX Forecast
Planned Drilling & Recompletion CAPEX by Field ($000s)
2010E
2011E
20
Confidential
%
Liquids
57%
% Gas
43%
%
Liquids
67%
% Gas
33%
$144
$180
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
2010E 2011E
Other
Other SLA
Oklahoma
Other South
Texas
Weeks Island
Eagle Ford
East Texas
Deep Bossier
($5)
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
-100% -50% 0% 50% 100% 150% 200% 250% 300% 350%
Projected Annual CAPEX
CAPEX Focus
Year over Year Change in CAPEX
$50

2012 CAPEX Plan
Planned Drilling & Recompletion CAPEX by Field ($000s)
Manage to cash flow neutral position, with total Capex for the year expected to range between $220  and $240 million
Significant HBP positions in core areas allow management to accelerate / defer projects as economics dictate
Over 80% of 2012E drilling and recompletion dollars directed to oil and liquids rich properties
Capital reallocated from “gas only” Deep Bossier to oily prospects at Weeks Island, Oklahoma, East Texas and Eagle Ford
Oil and liquids expected to generate greater than 35% of production (equivalent basis) in 2012
Multi-year drilling inventory with over 125 identified PUD locations
CAPEX Focus
21
Confidential
Continued Focus on High Margin Liquids Rich Projects
2011E 2012E
Other
SLA
Oklahoma
Other South
Eagle Ford
East Texas
Year over Year Change in CAPEX
%
Liquids
67%
% Gas
33%
% Gas
82%
%
Liquids
18%
Hilltop
Texas

Production Shift from Gas to Oil
Historic and Projected Production Mix
Oil Production is Expected to Grow from 14% of Production to >40% Over Next 18 Months
Confidential
22
Future Oil Growth Driven by Weeks Island and Eagle Ford
Material  Oil Reserves Remain to be Developed
Production from these Fields is Primarily Oil
50% Proved Developed
52% Proved Developed
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Gas
Oil
83%
17%
Eagle Ford
Weeks Island
Total Proved PROB POSS

Confidential
Balance Sheet Protection, Active Management of Portfolio
Management of Commodity Price Risk
Cost-effectively limit downside risk, while minimizing cash outlays
Active management across a five-year window
Tactically switching portion of WTI for Brent due to high correlation of LLS / Brent
Portfolio
Swaps
Put Spreads, Call Spreads
3-Way Collars
Natural Gas
Henry Hub
HSC Basis
Crude oil
Brent
WTI
Strong Track Record of Using Hedges to Maximize Profitability
Since 2009, hedges have increased revenue by
$67mm or 13%
As of November 1
st
, AMH’s hedge book ensures a
minimum of $545mm of revenue over the next 5
years
Over 55% of 2012 expected production is hedged
at an average $8.68/mcfe
$0
$2
$4
$6
$8
$10
$12
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Avg Sales Price (per Mcfe) Unhedged
Incremental Sales Gain due to Hedges

% of PDP Hedged - Natural Gas Average Floor Price – Natural Gas
Note: Hedge positions as of 12/2/11; NYMEX strip as of 11/25/11.
2011 calculations are for Oct 1, 2011 forward.
Commodity Price Risk Management
Confidential
24
% of PDP Hedged - Oil Average Floor Price – Oil
55%
97%
116%
131%
86%
12%
0%
20%
40%
60%
80%
100%
120%
140%
Q4'2011 2012 2013 2014 2015 2016
$85.28
$98.39
$90.69
$85.81
$87.57
$95.00
$75
$80
$85
$90
$95
$100
Q4'2011 2012 2013 2014 2015 2016
AMH Average Floor Price
NYMEX as of 11/25/2011
54%
85%
113%
46%
22%
7%
0%
20%
40%
60%
80%
100%
120%
Q4'2011 2012 2013 2014 2015 2016
$5.80
$5.27
$5.25
$6.23
$5.91
$5.50
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
Q4'2011 2012 2013 2014 2015 2016
AMH Average Floor Price
NYMEX as of 11/25/2011

LLS Basis Trading at Premium to WTI
Historic and Forward LLS vs WTI Spread
69% of Q3 oil production indexed against LLS, resulting in $12.51 spread to WTI
$5
$0
$5
$10
$15
$20
$25
$30
$0
$20
$40
$60
$80
$100
$120
$140
$160
25
Confidential
WTI
LLS
LLS (Forecast)
WTI (Forecast)
Spread
Spread (Forecast)
2004 Through 2010
Average Differential of $1.95/BBL
2011 Forward
Average Differential of
$10.07/BBL

Divergence in Historic LLS Correlations from WTI to Brent

Confidential
Historic Prices
Price Correlation
$25
$45
$65
$85
$105
$125
$145
Brent
WTI
LLS
86%
88%
90%
92%
94%
96%
98%
100%
2004 2005 2006 2007 2008 2009 2010 2011
WTI:LLS
Brent:LLS
Brent:WTI

Strong
Management Team
with Proven
Track Record
Average 25+ years industry and technical experience
Successfully completed over $250mm of acquisitions at $1.27/mcfe
1
Since 2007, increased proved reserves and production at 40% and 65%
CAGR, respectively
Operational
Control and Low
F&D Costs
83% of wells are controlled by operations
3
All-source 4-year avg. F&D of $2.14/Mcfe compares favorably to peers
Less than 9% of core property leases expire by end of 2011
Low-Risk &
Multi-Year Drilling
Inventory
Multi-year drilling inventory with 125 current PUD locations
Significant positions in Deep Bossier play, East Texas Wilcox and South
Louisiana; upside potential from Eagle Ford shale position
72% of PDP volume hedged through 2016
High Quality &
Diversified
Asset Portfolio
Diverse asset base with significant drilling opportunities
25% of Q3’11 production from oil and liquids (53% of Q3’11 revenue
2
)
2010 LOE of $1.37/mcfe
Key Considerations
27
1 Statistic for 2007 through 2010.
2 Excludes unrealized hedging gains and other revenues.
3 Excludes Deep Bossier resource play which constitutes approximately 16% of AMH’s PV-10 value and where EnCana is the principal operator.
Confidential

Hal Chappelle, President & CEO
Phone: 281-943-1353
Email: hchappelle@altamesa.net
Michael McCabe, Vice President & CFO
Phone: 281-530-0991
Email: mmcabe@altamesa.net
Lance Weaver, Investor Relations Manager
Phone: 281-943-5597
Email: lweaver@altamesa.net
www.altamesa.net
Contact Information
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Confidential